UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

February 14, 2017

Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	001-34998	75-2926437
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

4699 Old Ironsides Drive, Suite 300 Santa Clara, California 95054
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 14, 2017, Uni-Pixel, Inc. (the “Company”) issued a press release announcing a public offering of its common stock, $0.001 par value per share (the “Common Stock”) and warrants to purchase common stock (the “Warrants”). A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The Company intends to enter into a Securities Purchase Agreement (the “Purchase Agreement”) with investors for the sale of the Common Stock and Warrants. The form of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Terms of the Warrants

The Company intends to enter into Warrants with investors. The Warrants will be exercisable upon issuance and will remain exercisable until the fifth anniversary of the date of issuance. The initial exercise price of the Warrants will be subject to adjustments for stock splits and similar events. Under certain circumstances, the holders of the Warrants may elect to exercise them through a cashless exercise, in which case the holders will receive upon such exercise the “net number” of shares of Common Stock determined according to the formula set forth in the Warrants and the Company will not receive the cash exercise price.

A holder may not exercise a Warrant and we may not issue shares of Common Stock under a Warrant if, after giving effect to the exercise or issuance, the holder together with its affiliates would beneficially own in excess of 4.99% of the outstanding shares of our Common Stock. At each holder’s option, the cap may be increased or decreased to any other percentage not in excess of 9.99%, except that any increase will not be effective until the 61st day after notice to us.

The holders of the Warrants are entitled to acquire options, convertible securities or rights to purchase the Company’s securities or property granted, issued or sold pro rata to the holders of its Common Stock on an “as if exercised for Common Stock” basis. The holders of the Warrants are entitled to receive any dividend or other distribution of the Company’s assets (or rights to acquire its assets), at any time after the issuance of the Warrants, on an “as if exercised for Common Stock” basis. The Warrants prohibit the Company from entering into transactions constituting a “fundamental transaction” (as defined in the Warrants) unless the successor entity assumes all of the Company’s obligations under the Warrants and the other transaction documents in a written agreement approved by the “required holders” of the Warrants. The definition of “fundamental transactions” includes, but is not limited to, mergers, a sale of all or substantially all of the Company’s assets, certain tender offers and other transactions that result in a change of control.

The form of the Warrant is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Leak-Out Agreement

Each investor will also enter into a separate and substantially similar leak-out agreement with the Company. Under the leak-out agreements, during a specified period, each investor (together with certain of its affiliates) may not sell, dispose or otherwise transfer, directly or indirectly (including, without limitation, any sales, short sales, swaps or any derivative transactions that would be equivalent to any sales or short positions), on any trading day, shares purchased in this offering and the shares of Common Stock issuable upon exercise of the Warrants in an amount more than a specified percentage of the trading volume of the Common Stock on the principal trading market, subject to certain exceptions such as any actual “long” (as defined in Regulation SHO of the Securities Exchange Act of 1934, as amended) sales greater than a specified price. The leak-out agreements will specify an aggregate trading volume for all investors based on the trading volume of the Common Stock on the principal trading market during each trading day during the above referenced leak-out period, subject to certain exception.

The form of the leak-out agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Neither this Current Report on Form 8-K nor such press release constitutes an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction. Any proposed offering referenced herein will be made only by means of a prospectus supplement and the accompanying prospectus.

Disclaimers of Representations and Warranties

The representations and warranties of the Company and its subsidiary contained in the Purchase Agreement will be made solely for the benefit of the parties thereto. In addition, such representations and warranties (a) will be made only for purposes of such documents, (b) in some cases, will be qualified by documents filed with, or furnished to, the Securities and Exchange Commission by the Company before the date of the Purchase Agreement, (c) will be subject to materiality qualifications contained therein which may differ from what may be viewed as material by investors, (d) will be made only as of the date of the Purchase Agreement, or such other date as is specified in such documents, and (e) will be included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.

Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of such documents, and not to provide investors with any other factual information regarding the Company or its subsidiaries or their respective business. You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its subsidiary or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the Securities and Exchange Commission.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “believe,” “will,” “should,” “would” or comparable terminology or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, the Company’s ability to close the offering described herein and whether holders of the Warrants will exercise them for cash and other risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no duty to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Leak-Out Agreement
99.1	Press Release issued by Uni-Pixel, Inc. on February 14, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNI-PIXEL, INC.

By:	/s/ Christine Russell
Christine Russell
Chief Financial Officer

Date: February 14, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Leak-Out Agreement
99.1	Press Release issued by Uni-Pixel, Inc. on February 14, 2017